Exhibit 10.20

GRANT OF SECURITY INTEREST IN COPYRIGHTS

THIS GRANT OF SECURITY INTEREST IN COPYRIGHTS (this “Agreement”), dated as of August 30, 2007, is made by each of the signatories hereto (each, a “Grantor”) in favor of MERRILL LYNCH CAPITAL CORPORATION (“Merrill Lynch”), as administrative agent and collateral agent for the banks and other financial institutions (collectively, the “Lenders” and each, a “Lender”) that are parties to the Credit Agreement (in such capacities, respectively, the “Administrative Agent” and the “Collateral Agent”), dated as of August 30, 2007 (as amended, amended and restated, waived, supplemented or otherwise modified from time to time, together with any agreement extending the maturity of, or restructuring, refunding, refinancing or increasing the Indebtedness under such agreement or successor agreements, the “Credit Agreement”), among HDS ACQUISITION SUBSIDIARY, INC., to be merged with and into HD SUPPLY, INC., a Texas corporation (the “Borrower”), MERRILL LYNCH CAPITAL CORPORATION, as administrative agent, collateral agent and Lender, and the other parties thereto.

WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make extensions of credit to the Borrower upon the terms and subject to the conditions set forth therein;

WHEREAS, in connection with the Credit Agreement, the Borrower, the Grantors, and certain other Domestic Subsidiaries of Borrower executed and delivered a Guarantee and Collateral Agreement, dated as of August 30, 2007, in favor of the Collateral Agent (as the same may be amended, restated, supplemented, waived or otherwise modified from time to time, the “Guarantee and Collateral Agreement”);

WHEREAS, pursuant to the Guarantee and Collateral Agreement, each Grantor granted to the Collateral Agent a security interest in its Intellectual Property, including Copyrights; and

WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Lenders to make extensions of credit to the Grantors on the terms and subject to the conditions of the Credit Agreement, each Grantor agrees, for the benefit of the Collateral Agent, as follows:

SECTION 1.  Definitions.  Unless otherwise defined herein or the context other-wise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Credit Agreement and the Guarantee and Collateral Agreement.

SECTION 2.  Confirmation of Security Interest.  Each Grantor hereby grants, subject to existing licenses to use the Copyrights granted by such Grantor in the ordinary course of its business, to the Collateral Agent, for the ratable benefit of the Secured Parties, a security interest in all of the Copyrights of such Grantor (including, without limitation, those items listed on Schedule A hereto under such Grantor’s name) and to the extent not otherwise included, all Proceeds and products of any and all of the Copyrights, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations of such Grantor, except that no security interest is or will be granted pursuant hereto in any right, title or interest of such Grantor under or in any Copyright Licenses with Persons other than Holding, Borrower, a Restricted Subsidiary or an Affiliate thereof for so long as, and to the extent that, the granting of such a security interest pursuant hereto would result in a breach, default or termination of such Copyright Licenses.

SECTION 3.  Purpose.  This Agreement has been executed and delivered by the Grantors for the purpose of recording the security interest granted pursuant to the Guarantee and Collateral Agreement with the United States Copyright Office. This Agreement is expressly subject to the terms and conditions of the Guarantee and Collateral Agreement. The Guarantee and Collateral Agreement (and all rights and remedies of the Lenders thereunder) shall remain in full force and effect in accordance with its terms.

SECTION 4.  Acknowledgment.  Each Grantor does hereby further acknowledge and affirm that the rights and remedies of the Lenders with respect to the security interest in the Copyrights are fully set forth in the Credit Agreement and the Guarantee and Collateral Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

SECTION 5.  Counterparts.  This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original.

* * *

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

FLOORWORKS, INC.

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
Title: Vice President and Secretary

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On this   30th   day of   August  , 2007, before me personally appeared   Ricardo Nunez  , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Doris L. McCormick
Notary Public

(Affix Seal Below)	[SEAL]

SIGNATURE PAGE – GRANT OF SECURITY INTEREST IN COPYRIGHTS

HD SUPPLY, INC.

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
Title: Vice President and Secretary

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On this   30th   day of   August  , 2007, before me personally appeared   Ricardo Nunez  , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Doris L. McCormick
Notary Public

(Affix Seal Below)	[SEAL]

SIGNATURE PAGE – GRANT OF SECURITY INTEREST IN COPYRIGHTS

UTILITY SUPPLY OF AMERICA, INC.

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
Title: Vice President and Secretary

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On this   30th   day of   August  , 2007, before me personally appeared   Ricardo Nunez  , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Doris L. McCormick
Notary Public

(Affix Seal Below)	[SEAL]

SIGNATURE PAGE – GRANT OF SECURITY INTEREST IN COPYRIGHTS

WILLIAMS BROS. LUMBER COMPANY, LLC
By:	HD Supply GP & Management, Inc.,
its manager

By:	/s/ Ricardo Nunez
	Name:	Ricardo Nunez
	Title:	Vice President and Secretary

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On this   30th   day of   August  , 2007, before me personally appeared   Ricardo Nunez  , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Doris L. McCormick
Notary Public

(Affix Seal Below)	[SEAL]

SIGNATURE PAGE – GRANT OF SECURITY INTEREST IN COPYRIGHTS

MERRILL LYNCH CAPITAL CORPORATION

By:	Don Burkitt
	Name:	Don Burkitt
Title: Vice President

STATE OF NEW YORK	)
	)	ss.:
COUNTY OF NEW YORK	)

On this   26th   day of   September  , 2007, before me personally appeared   Don Burkitt  , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her capacity, and that by his/her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sandy C. Eng
Notary Public

(Affix Seal Below)	[SEAL]

SIGNATURE PAGE – GRANT OF SECURITY INTEREST IN COPYRIGHTS

Schedule A

Copyrights

   Floorworks, Inc.

Title	Registration No.	Registration Date
NL-16	VA 1-048-833	3/27/2000

   HD Supply, Inc.

Title	Registration No.	Registration Date
Maintenance Warehouse wholesale catalog; Maintenance Warehouse catalog	TX 3-628-770	8/10/1993
Maintenance Warehouse Kenmore appliance program	TX 3-242-540	1/1/1992
Maintenance Warehouse plumbing repair parts order guide: vol. one	TX 3-209-107	12/6/1991
Hospitality lodging catalog: plumbing, electrical, hardware / Maintenance Warehouse – No. 1 May 1992/July 1992	TX 3-318-988	5/14/1992
Commercial institutional catalog: plumbing, electrical, hardware / Maintenance Warehouse	TX 3-374-930	8/3/1992
Commercial institutional catalog: plumbing, electrical, hardware / Maintenance Warehouse	TX 3-317-708	5/14/1992
Maintenance Warehouse wholesale catalog	TX 3-485-093	2/4/1992
Maintenance Warehouse wholesale catalog	TX 3-364-590	8/5/1992
Maintenance Warehouse wholesale catalog	TX 3-259-113	2/5/1992
Maintenance Warehouse wholesale catalog	TX 3-122-004	8/5/1991
Maintenance Warehouse wholesale catalog	TX 3-010-475	1/28/1991
Maintenance Warehouse wholesale catalog	TX 2-920-868	7/16/1990
Maintenance Warehouse wholesale catalog	TX 2-742-030	1/31/1990
Maintenance Warehouse wholesale catalog	TX 2-633-358	8/14/1989
Maintenance Warehouse wholesale catalog	TX 2-567-867	2/2/1989
Paint, plumbing, electrical, hardware wholesale catalog / Maintenance Warehouse	TX 2-427-460	4/7/1988
Paint, plumbing, electrical, hardware wholesale catalog / Maintenance Warehouse	TX 2-139-758	12/11/1987
Paint, plumbing, electrical, hardware wholesale catalog / Maintenance Warehouse	TX 1-682-101	3/13/1986
Paint, plumbing, electrical, hardware wholesale catalog / Maintenance Warehouse	TX 1-636-878	10/21/1985
Maintenance Warehouse hospitality catalog	TX 3-374-944	8/04/1992
Maintenance Warehouse wholesale catalog	TX 4-225-062	2/14/1996
Maintenance Warehouse	TX 4-375-506	9/20/1996
Maintenance Warehouse catalog	TX 4-877-685	10/30/1998
Maintenance Warehouse catalog	TXu-282-175	3/20/87
Paint, plumbing, electrical, hardware wholesale catalog	TX 1-859-414	3/13/86; 3/20/86
Paint, plumbing, electrical, hardware wholesale catalog	TX 1 901-887	9/10/86; 7/21/86
Paint, plumbing, electrical, hardware wholesale catalog	TX 2-002-558	2/18/1987
Paint, plumbing, electrical, hardware wholesale catalog	TX 2-024-492	3/4/1987

Paint, plumbing, electrical, hardware wholesale catalog	TX 2-233-221	12/11/1987
Paint, plumbing, electrical, hardware wholesale catalog	TX 2-397-162	9/06/88; 7/27/88
Maintenance Warehouse wholesale catalog	TX 3-926-430	9/16/1994
Maintenance Warehouse wholesale catalog	TX 3-926-428	9/16/1994
Maintenance Warehouse wholesale catalog	TX 4-036-245	3/30/95; 2-7/95
Maintenance Warehouse wholesale catalog	TX 4-110-761	8/4/1995
Maintenance Warehouse wholesale catalog	TX 4-523-515	4/14/1997
Maintenance Warehouse wholesale catalog	TX 4-792-730	10/30/98; 8/97-1/98
Maintenance Warehouse wholesale catalog	TX 4-792-729	01/30/98; 2-7/98
Maintenance Warehouse wholesale catalog	TX 4-792-728	10/30/98; 8/98-1/99

Utility Supply of America, Inc.
Title	Registration No.	Registration Date
USA BlueBook: operator’s companion	TX 4-425-232	12/13/1996
Wastewater & water supply superstore	TX 4-561-011	7/14/1997
Wastewater & water buying guide	TX 4-561-012	7/14/1997
USA BlueBook: operator’s companion	TX 4-575-797	11/21/1997
USA BlueBook on CD-ROM : Windows/Mac compatible : version 2.1	TX 4-981-287	6/1/1999
USA BlueBook: operator’s companion.	TX 4-991-211	6/1/1999
USA BlueBook	TX 5-136-810	6/21/2000
PlantPro	TX 5-274-765	5/30/2000
Operator’s Companion : tables, formulas, and other handy stuff	TX 5-650-921	10/9/2001
USA BlueBook: operator’s companion / Harry VonHuben, editor	TX 5-751-830	3/19/2003
USA BlueBook: version 113	TX 5-813-451	3/19/2003
USA BlueBook: operator’s companion] / Harry VonHuben, editor	TX 6-050-502	9/23/2004
USA BlueBook CD-Rom : [version] 116	TX 6-209-549	7/22/2005
Utility Supply of America bluebook: your complete source for water and wastewater supplies	TX 3-923-885	11/23/1994
Utility Supply of America bluebook: your complete source for water and wastewater supplies	TX 4-237-861	12/13/1996
Utility Supply of America bluebook: your complete source for water and wastewater supplies	TX 4-237-865	12/13/1996
Utility Supply of America bluebook: your complete source for water and wastewater supplies	TX 4-237-862	12/13/1996
Utility Supply of America bluebook: your complete source for water and wastewater supplies	TX 4-237-910	12/13/1996
Utility Supply of America bluebook: your complete source for water and wastewater supplies	TX 4-237-863	12/13/1996
Utility Supply of America bluebook: your complete source for water and wastewater supplies	TX 4-237-864	12/13/1996
Utility Supply of America bluebook: your complete source for water and wastewater supplies	TX 4-237-860	12/13/1996
Utility Supply of America bluebook: your complete source for water and wastewater supplies	TX 4-589-621	7/14/1997
Utility Supply of America bluebook: your complete source for water and wastewater supplies	TX 4-991-132	6/1/1999

Utility Supply of America bluebook: your complete source for water and wastewater supplies	TX 4-991-131	6/1/1999
USA BlueBook on CD-ROM	TX 5-143-823	6/21/2000
USA BlueBook on CD-ROM	TX 5-594-420	10/9/2001
USA BlueBook on CD-ROM	TX 5-897-275	10/24/2003
USA BlueBook on CD-ROM	TX 6-072-030	6/1/2004
USA BlueBook: water & wastewater supplies warehouse	TX 5-643-339	10/9/2001
USA BlueBook: water & wastewater supplies warehouse	TX 5-751-818	3/19/2003
USA BlueBook: water & wastewater supplies warehouse	TX 5-853-755	10/24/2003
USA BlueBook: water & wastewater supplies warehouse	TX 5-978-266	6/2/2004
USA BlueBook: water & wastewater supplies warehouse	TX 6-165-539	4/6/2005

Williams Bros. Lumber Company, LLC
Title	Registration No.	Registration Date
Architectural millwork sales catalog	TX 3-036-953	3/5/1991